UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 22, 2015

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525

(A Wisconsin Corporation)

231 West Michigan Street

P.O. Box 1331

Milwaukee, WI 53201

(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION

Item 9.01.	Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The audited consolidated financial statements as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012, of Wisconsin Energy Corporation are included in its Annual Report on Form 10-K for the year ended December 31, 2014, filed on February 27, 2015.  The unaudited consolidated financial statements as of March 31, 2015 and 2014, and for the quarters ended March 31, 2015 and 2014, of Wisconsin Energy Corporation are included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, filed on May 7, 2015.

The audited consolidated financial statements and related consolidated financial statement schedules as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012, of Integrys Energy Group, Inc. (“Integrys”) and the related Reports of Independent Registered Public Accounting Firm are included in its Annual Report on Form 10-K for the year ended December 31, 2014, filed on March 2, 2015, and such consolidated financial statements and related consolidated financial statement schedules, along with the related Report of Independent Registered Public Accounting Firm, are attached hereto as Exhibit 99.1.  The unaudited consolidated financial statements as of March 31, 2015 and 2014, and for the quarters ended March 31, 2015 and 2014, of Integrys are included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, filed on May 5, 2015, and such consolidated financial statements are attached hereto as Exhibit 99.2.

The audited financial statements as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012, of American Transmission Company LLC (“ATC”) and the related Independent Auditors’ Report are included as Exhibit 99 to Integrys’ Annual Report on Form 10-K for the year ended December 31, 2014, filed on March 2, 2015, and such financial statements, along with the related Independent Auditors’ Report, are attached hereto as Exhibit 99.3.

(b)   Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial information as of June 30, 2014, and for the six months ended June 30, 2014 and the year ended December 31, 2013, was previously included in the Registration Statement on Form S-4 (the “Form S-4”) of Wisconsin Energy Corporation filed on August 13, 2014, amended on September 22, 2014 and October 3, 2014, and declared effective by the Securities and Exchange Commission on October 6, 2014. Unaudited pro forma condensed combined consolidated financial information as of March 31, 2015, and for the three months ended March 31, 2015 and the year ended December 31, 2014, is attached hereto as Exhibit 99.4.  Throughout Exhibit 99.4, references to “this document” shall be references to the Form S-4.

(c)   Exhibits.

The information exhibits are filed herewith.

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Deloitte & Touche LLP

99.1

Audited consolidated financial statements and related consolidated financial statement schedules as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012, of Integrys and the related Report of Independent Registered Public Accounting Firm.

99.2	Unaudited consolidated financial statements as of March 31, 2015 and 2014, and for the quarters ended March 31, 2015 and 2014, of Integrys.

99.3	Audited financial statements as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012, of ATC and the related Independent Auditors’ Report.

99.4	Unaudited Pro Forma Condensed Combined Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

Date: May 22, 2015	/s/ Stephen P. Dickson
Stephen P. Dickson — Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Deloitte & Touche LLP

99.1

Audited consolidated financial statements and related consolidated financial statement schedules as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012, of Integrys Energy Group, Inc. and the related Report of Independent Registered Public Accounting Firm.

99.2	Unaudited consolidated financial statements as of March 31, 2015 and 2014, and for the quarters ended March 31, 2015 and 2014, of Integrys Energy Group, Inc.

99.3

Audited financial statements as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012, of American Transmission Company LLC and the related Independent Auditors’ Report.

99.4	Unaudited Pro Forma Condensed Combined Consolidated Financial Information.